MORGAN STANLEY INSTITUTIONAL FUND, INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY INSTITUTIONAL
FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST: The Corporation is registered as an open-end investment company under the Investment
Company Act of 1940.
            SECOND: The Board of Directors of the
Corporation (the "Board of Directors"), at meetings duly convened and held on December 4-5, 2012 and April 17-
18, 2013, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to fifty-eight billion five hundred million (58,500,000,000) shares of common stock; (ii) established fourteen (14) additional classes of common stock designated as International Equity Portfolio - Class IS, Global Real Estate Portfolio - Class IS, Emerging Markets Portfolio - Class IS, U.S. Real Estate Portfolio - Class IS, International Real Estate Portfolio - Class IS, Emerging Markets Domestic Debt Portfolio - Class IS, Emerging
Markets External Debt Portfolio - Class IS, Opportunity Portfolio - Class IS, Select Global Infrastructure Portfolio
- Class IS, Global Opportunity Portfolio - Class IS,
Advantage Portfolio - Class IS, International Opportunity Portfolio - Class IS, Small Company Growth Portfolio -
Class IS and Growth Portfolio - Class IS, respectively; and
(iii) classified 500,000,000 shares of common stock as shares of International Equity Portfolio - Class IS, 500,000,000 shares of common stock as shares of Global
Real Estate Portfolio - Class IS, 500,000,000 shares of common stock as shares of Emerging Markets Portfolio -
Class IS, 500,000,000 shares of common stock as shares of U.S. Real Estate Portfolio - Class IS, 500,000,000 shares of common stock as shares of International Real Estate
Portfolio - Class IS, 500,000,000 shares of common stock as shares of Emerging Markets Domestic Debt Portfolio -
Class IS, 500,000,000 shares of common stock as shares of Emerging Markets External Debt Portfolio - Class IS, 500,000,000 shares of common stock as shares of Opportunity Portfolio - Class IS, 500,000,000 shares of common stock as shares of Select Global Infrastructure Portfolio - Class IS, 500,000,000 shares of common stock as shares of Global Opportunity Portfolio - Class IS, 500,000,000 shares of common stock as shares of Advantage Portfolio - Class IS, 500,000,000 shares of common stock as shares of International Opportunity
Portfolio - Class IS, 500,000,000 shares of common stock as shares of Small Company Growth Portfolio - Class IS and 500,000,000 shares of common stock as shares of Growth Portfolio - Class IS.
            THIRD: The terms applicable to the classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the
"Charter").
            FOURTH: As of immediately before the
increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was fifty-one billion five hundred million (51,500,000,000) shares of common stock, having an aggregate par value of fifty-five million five hundred thousand dollars ($55,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES
OF COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International
Allocation Portfolio -
Class I
500,000,000 shares
Active International
Allocation Portfolio -
Class P
500,000,000 shares
Active International
Allocation Portfolio -
Class H
500,000,000 shares
Active International
Allocation Portfolio -
Class L
500,000,000 shares
Advantage Portfolio -
Class I
500,000,000 shares
Advantage Portfolio -
Class P
500,000,000 shares
Advantage Portfolio -
Class H
500,000,000 shares
Advantage Portfolio -
Class L
500,000,000 shares
Asian Equity Portfolio -
Class I
500,000,000 shares
Asian Equity Portfolio -
Class P
500,000,000 shares
Asian Equity Portfolio -
Class H
500,000,000 shares
Asian Equity Portfolio -
Class L
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class I+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class P+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class H+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class L+
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class I
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class P
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class H
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class L
500,000,000 shares
Emerging Markets
Portfolio - Class I
500,000,000 shares
Emerging Markets
Portfolio - Class P
500,000,000 shares
Emerging Markets
Portfolio - Class H
500,000,000 shares
Emerging Markets
Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class P
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class H
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class L
500,000,000 shares
Global Advantage
Portfolio - Class I
500,000,000 shares
Global Advantage
Portfolio - Class P
500,000,000 shares
Global Advantage
Portfolio - Class H
500,000,000 shares
Global Advantage
Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio
- Class I
500,000,000 shares
Global Discovery Portfolio
- Class P
500,000,000 shares
Global Discovery Portfolio
- Class H
500,000,000 shares
Global Discovery Portfolio
- Class L
500,000,000 shares
Global Franchise Portfolio
- Class I
500,000,000 shares
Global Franchise Portfolio
- Class P
500,000,000 shares
Global Franchise Portfolio
- Class H
500,000,000 shares
Global Franchise Portfolio
- Class L
500,000,000 shares
Global Insight Portfolio -
Class I
500,000,000 shares
Global Insight Portfolio -
Class H
500,000,000 shares
Global Insight Portfolio -
Class L
500,000,000 shares
Global Opportunity
Portfolio - Class I
500,000,000 shares
Global Opportunity
Portfolio - Class P
500,000,000 shares
Global Opportunity
Portfolio - Class H
500,000,000 shares
Global Opportunity
Portfolio - Class L
500,000,000 shares
Global Real Estate
Portfolio - Class I
500,000,000 shares
Global Real Estate
Portfolio - Class P
500,000,000 shares
Global Real Estate
Portfolio - Class H
500,000,000 shares
Global Real Estate
Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage
Portfolio - Class I
500,000,000 shares
International Advantage
Portfolio - Class P
500,000,000 shares
International Advantage
Portfolio - Class H
500,000,000 shares
International Advantage
Portfolio - Class L
500,000,000 shares
International Equity
Portfolio - Class I
500,000,000 shares
International Equity
Portfolio - Class P
500,000,000 shares
International Equity
Portfolio - Class H
500,000,000 shares
International Equity
Portfolio - Class L
500,000,000 shares
International Opportunity
Portfolio - Class I
500,000,000 shares
International Opportunity
Portfolio - Class P
500,000,000 shares
International Opportunity
Portfolio - Class H
500,000,000 shares
International Opportunity
Portfolio - Class L
500,000,000 shares
International Real Estate
Portfolio - Class I
500,000,000 shares
International Real Estate
Portfolio - Class P
500,000,000 shares
International Real Estate
Portfolio - Class H
500,000,000 shares
International Real Estate
Portfolio - Class L
500,000,000 shares
International Small Cap
Portfolio - Class I
1,000,000,000 shares
International Small Cap
Portfolio - Class P
500,000,000 shares
International Small Cap
Portfolio - Class H
500,000,000 shares
International Small Cap
Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio -
Class I
500,000,000 shares
Multi-Asset Portfolio -
Class P
500,000,000 shares
Multi-Asset Portfolio -
Class H
500,000,000 shares
Multi-Asset Portfolio -
Class L
500,000,000 shares
Opportunity Portfolio -
Class I
500,000,000 shares
Opportunity Portfolio -
Class P
500,000,000 shares
Opportunity Portfolio -
Class H
500,000,000 shares
Opportunity Portfolio -
Class L
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class I
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class P
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class H
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class L
500,000,000 shares
Small Company Growth
Portfolio - Class I
500,000,000 shares
Small Company Growth
Portfolio - Class P
500,000,000 shares
Small Company Growth
Portfolio - Class H
500,000,000 shares
Small Company Growth
Portfolio - Class L
500,000,000 shares
Total Emerging Markets
Portfolio - Class I
500,000,000 shares
Total Emerging Markets
Portfolio - Class P
500,000,000 shares
Total Emerging Markets
Portfolio - Class H
500,000,000 shares
Total Emerging Markets
Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio
- Class I
500,000,000 shares
U.S. Real Estate Portfolio
- Class P
500,000,000 shares
U.S. Real Estate Portfolio
- Class H
500,000,000 shares
U.S. Real Estate Portfolio
- Class L
500,000,000 shares
Total
51,500,000,000 shares

+ The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is fifty-eight billion five hundred million
(58,500,000,000) shares of common stock, having an aggregate par value of sixty-three million five hundred thousand dollars ($63,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES
OF COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International
Allocation Portfolio -
Class I
500,000,000 shares
Active International
Allocation Portfolio -
Class P
500,000,000 shares
Active International
Allocation Portfolio -
Class H
500,000,000 shares
Active International
Allocation Portfolio -
Class L
500,000,000 shares
Advantage Portfolio -
Class I
500,000,000 shares
Advantage Portfolio -
Class P
500,000,000 shares
Advantage Portfolio -
Class H
500,000,000 shares
Advantage Portfolio -
Class L
500,000,000 shares
Advantage Portfolio -
Class IS
500,000,000 shares
Asian Equity Portfolio -
Class I
500,000,000 shares
Asian Equity Portfolio -
Class P
500,000,000 shares
Asian Equity Portfolio -
Class H
500,000,000 shares
Asian Equity Portfolio -
Class L
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class I+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class P+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class H+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class L+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class IS+
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class I
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class P
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class H
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class L
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class IS
500,000,000 shares
Emerging Markets
Portfolio - Class I
500,000,000 shares
Emerging Markets
Portfolio - Class P
500,000,000 shares
Emerging Markets
Portfolio - Class H
500,000,000 shares
Emerging Markets
Portfolio - Class L
500,000,000 shares
Emerging Markets
Portfolio - Class IS
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class P
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class H
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class L
500,000,000 shares
Global Advantage
Portfolio - Class I
500,000,000 shares
Global Advantage
Portfolio - Class P
500,000,000 shares
Global Advantage
Portfolio - Class H
500,000,000 shares
Global Advantage
Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio
- Class I
500,000,000 shares
Global Discovery Portfolio
- Class P
500,000,000 shares
Global Discovery Portfolio
- Class H
500,000,000 shares
Global Discovery Portfolio
- Class L
500,000,000 shares
Global Franchise Portfolio
- Class I
500,000,000 shares
Global Franchise Portfolio
- Class P
500,000,000 shares
Global Franchise Portfolio
- Class H
500,000,000 shares
Global Franchise Portfolio
- Class L
500,000,000 shares
Global Insight Portfolio -
Class I
500,000,000 shares
Global Insight Portfolio -
Class H
500,000,000 shares
Global Insight Portfolio -
Class L
500,000,000 shares
Global Opportunity
Portfolio - Class I
500,000,000 shares
Global Opportunity
Portfolio - Class P
500,000,000 shares
Global Opportunity
Portfolio - Class H
500,000,000 shares
Global Opportunity
Portfolio - Class L
500,000,000 shares
Global Opportunity
Portfolio - Class IS
500,000,000 shares
Global Real Estate
Portfolio - Class I
500,000,000 shares
Global Real Estate
Portfolio - Class P
500,000,000 shares
Global Real Estate
Portfolio - Class H
500,000,000 shares
Global Real Estate
Portfolio - Class L
500,000,000 shares
Global Real Estate
Portfolio - Class IS
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class IS
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage
Portfolio - Class I
500,000,000 shares
International Advantage
Portfolio - Class P
500,000,000 shares
International Advantage
Portfolio - Class H
500,000,000 shares
International Advantage
Portfolio - Class L
500,000,000 shares
International Equity
Portfolio - Class I
500,000,000 shares
International Equity
Portfolio - Class P
500,000,000 shares
International Equity
Portfolio - Class H
500,000,000 shares
International Equity
Portfolio - Class L
500,000,000 shares
International Equity
Portfolio - Class IS
500,000,000 shares
International Opportunity
Portfolio - Class I
500,000,000 shares
International Opportunity
Portfolio - Class P
500,000,000 shares
International Opportunity
Portfolio - Class H
500,000,000 shares
International Opportunity
Portfolio - Class L
500,000,000 shares
International Opportunity
Portfolio - Class IS
500,000,000 shares
International Real Estate
Portfolio - Class I
500,000,000 shares
International Real Estate
Portfolio - Class P
500,000,000 shares
International Real Estate
Portfolio - Class H
500,000,000 shares
International Real Estate
Portfolio - Class L
500,000,000 shares
International Real Estate
Portfolio - Class IS
500,000,000 shares
International Small Cap
Portfolio - Class I
1,000,000,000 shares
International Small Cap
Portfolio - Class P
500,000,000 shares
International Small Cap
Portfolio - Class H
500,000,000 shares
International Small Cap
Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio -
Class I
500,000,000 shares
Multi-Asset Portfolio -
Class P
500,000,000 shares
Multi-Asset Portfolio -
Class H
500,000,000 shares
Multi-Asset Portfolio -
Class L
500,000,000 shares
Opportunity Portfolio -
Class I
500,000,000 shares
Opportunity Portfolio -
Class P
500,000,000 shares
Opportunity Portfolio -
Class H
500,000,000 shares
Opportunity Portfolio -
Class L
500,000,000 shares
Opportunity Portfolio -
Class IS
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class I
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class P
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class H
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class L
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class IS
500,000,000 shares
Small Company Growth
Portfolio - Class I
500,000,000 shares
Small Company Growth
Portfolio - Class P
500,000,000 shares
Small Company Growth
Portfolio - Class H
500,000,000 shares
Small Company Growth
Portfolio - Class L
500,000,000 shares
Small Company Growth
Portfolio - Class IS
500,000,000 shares
Total Emerging Markets
Portfolio - Class I
500,000,000 shares
Total Emerging Markets
Portfolio - Class P
500,000,000 shares
Total Emerging Markets
Portfolio - Class H
500,000,000 shares
Total Emerging Markets
Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio
- Class I
500,000,000 shares
U.S. Real Estate Portfolio
- Class P
500,000,000 shares
U.S. Real Estate Portfolio
- Class H
500,000,000 shares
U.S. Real Estate Portfolio
- Class L
500,000,000 shares
U.S. Real Estate Portfolio
- Class IS
500,000,000 shares
Total
58,500,000,000 shares

+ The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H, Emerging
Markets Domestic Debt Portfolio - Class L and
Emerging Markets Domestic Debt Portfolio -
Class IS, which have a par value of $0.003 per share.
            SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General
Corporation Law, and the shares of International Equity
Portfolio - Class IS, Global Real Estate Portfolio - Class
IS, Emerging Markets Portfolio - Class IS, U.S. Real
Estate Portfolio - Class IS, International Real Estate
Portfolio - Class IS, Emerging Markets Domestic Debt
Portfolio - Class IS, Emerging Markets External Debt
Portfolio - Class IS, Opportunity Portfolio - Class IS,
Select Global Infrastructure Portfolio - Class IS, Global
Opportunity Portfolio - Class IS, Advantage Portfolio -
Class IS, International Opportunity Portfolio - Class IS,
Small Company Growth Portfolio - Class IS and Growth
Portfolio - Class IS have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.
            SEVENTH: These Articles Supplementary
shall be effective upon filing with the Department.

[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation
has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 16th day of May, 2013.
MORGAN STANLEY INSTITUTIONAL FUND, INC.

By: __/s/ Arthur Lev_____________
Arthur Lev
President

ATTEST:
__/s/ Mary E. Mullin
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND, INC.,
who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to
be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

___/s/Arthur Lev
Arthur Lev
President

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